SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2006

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On August 9, 2006 Sigma-Aldrich issued a press release announcing its acquisition of Pharmorphix Limited, a privately held firm based in Cambridge, UK, that offers solid-form research services to the global pharmaceutical and biotech markets. The addition of Pharmorphix will broaden SAFC Pharma’s manufacturing services customer base and enhance its technology services offering for existing customers. Terms of the purchase were not disclosed. This press release is furnished as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On August 9, 2006 Sigma-Aldrich issued a press release announcing its acquisition of Pharmorphix Limited, a privately held firm based in Cambridge, UK. This press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are filed with this Current Report on From 8-K:

Exhibit Number	Description
99.1	Press Release issued August 9, 2006 - SIGMA-ALDRICH ACQUIRES PHARMORPHIX TO EXPAND R&D OFFERING.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2006

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller

3

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued August 9, 2006 - SIGMA-ALDRICH ACQUIRES PHARMORPHIX TO EXPAND R&D OFFERING.

4